EXHIBIT 10.1

FORM OF NOTICE OF CONVERSION

The undersigned hereby elects to convert $__________ principal amount and $________ interest of the Notes (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Notes (Common Stock) as set forth below, of U.S. Lithium Corp, (the “Borrower”) according to the conditions of the convertible notes of the Borrower (the “Notes”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned hereby requests that the Borrower issue shares of Common Stock as set forth below in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Original Date of Note	Principal		Interest	Principal + Interest
	$		$		$
	$		$		$
	$		$		$
Total:	$		$		$

Total Amount	Conversion Price			Shares
$		$0.195

Please issue the Shares in Book Entry / DRS as follows: -
_______________________________________
_______________________________________
_______________________________________

Date of Conversion: June 28, 2019

Applicable Conversion Price: $ 0.195

Number of Shares to be Issued Pursuant to Conversion of the Note: ____________

Amount of Principal Balance Due Remaining on the Notes: $ 0.00

_________________________________
Name:

Accepted and approved this 28th day of June 2019.

U.S. Lithium Corp

__________________________________
Gregory Rotelli
President